Exhibit 99.5

AGREEMENT

Agreement dated as of May 23, 2007 (this “Agreement”) among WorldGate Communications, Inc., a Delaware corporation (the “Company”), David Tomasello, and Antonio Tomasello (together with David Tomasello, individually or collectively, being the “Tomasello Group”).

W I T N E S S E T H:

WHEREAS, the Company and the Tomasello Group are entering into this Agreement to establish certain arrangements with respect to the relationships between them.

WHEREAS, the Company believes that these arrangements will be in the best interests of the Company and all of its stockholders.

NOW, THEREFORE, intending to be legally bound, the parties hereto agree as follows:

Section 1.  Certain Definitions.  As used in this Agreement, the following terms shall have the following meanings:

1.1.          “Company Voting Securities” shall mean, collectively, the common stock, any preferred shares of the Company that are entitled to vote generally for the election of directors, any other class or series of Company securities that is entitled to vote generally for the election of directors and any other securities, warrants, options or rights of any nature (whether or not issued by the Company) that are convertible into, exchangeable for, or exercisable for the purchase of, or otherwise give the holder thereof any rights in respect of, Company common stock, Company preferred stock that is entitled to vote generally for the election of directors, or any other class or series of Company securities that is entitled to vote generally for the election of directors.

1.2           “Effective Date” means the date hereof.

1.3       The “Combined Voting Power” at any measurement date shall mean the total number of votes which could have been cast in an election of directors of the Company had a meeting of the stockholders of the Company been duly held based upon a record date as of the measurement date if all Company Voting Securities then outstanding and entitled to vote at such meeting were present and voted to the fullest extent possible at such meeting.

1.4       The terms “beneficial ownership,” “person” and “group” shall have the respective meanings ascribed to such terms pursuant to Rules 13d-1 through 13d-7 and Rule 13d-101 (Schedule 13D) adopted by the Securities and Exchange Commission (the “SEC”) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as in effect on the date hereof.  The term

“affiliate” shall have the meaning ascribed to such term pursuant to Rule 12b-2 under the Exchange Act, as in effect on the date hereof.

1.5       “Tomasello Group” means David Tomasello and Antonio Tomasello.

1.6       ““Management” “ means a majority of the board of directors of the Company other than David Tomasello or any other person nominated to be a director by the Tomasello Group.

Section 2.  Representations and Warranties.

2.1           Each member of the Tomasello Group jointly and severally represents and warrants to the Company as follows:

(a)             David Tomasello has the power and authority to enter into this Agreement for and on behalf of the Tomasello Group and perform their respective obligations hereunder.

(b)           This Agreement has been duly authorized, executed and delivered by the Tomasello Group and constitutes the legal, valid and binding agreement of each member of the Tomasello Group, enforceable against them in accordance with the terms hereof.

(c)           Neither the execution and delivery of this Agreement nor the performance of its obligations hereunder will conflict with, or result in a breach of, or constitute a default under, any law, rule, regulation, judgment, order or decree of any court, arbitrator or governmental agency or instrumentality, or of any agreement or instrument to which Tomasello Group is bound.

2.2           The Company represents and warrants to the Tomasello Group as follows:

(a)           The Company is a validly existing corporation under the laws of the jurisdiction of its organization and has the corporate power and authority to enter into this Agreement and perform its obligations hereunder.

(b)           This Agreement has been duly authorized, executed and delivered by the Company and constitutes the legal, valid and binding agreement of the Company, enforceable against the Company in accordance with the terms hereof.

(c)           Neither the execution and delivery of this Agreement nor the performance of its obligations hereunder will conflict with, or result in a breach of, or constitute a default under, any law, rule, regulation, judgment, order or decree of any court, arbitrator or governmental agency or instrumentality, or of any agreement or instrument to which the Company is bound or by which it is affected or of any charter documents of the Company.

Section 3.  Covenants with Respect to the Company Voting Securities and Other Matters.

3.1          Proxy Solicitations, etc.  No member of the Tomasello Group shall solicit proxies, assist any other person in any way, directly or indirectly, in the solicitation of proxies, become a “participant” in a “solicitation” or assist any “participant” in a “solicitation” (as such terms are defined in Rule 14a-1 of Regulation 14A under the Exchange Act) in opposition to the recommendation of Management, submit any proposal for the vote of stockholders of the Company, recommend or request or induce or attempt to induce any other person to take any such actions, or seek to advise, encourage or influence any other person with respect to the voting of Company Voting Securities, in each case without the prior approval of Management.

3.2          No Voting Trusts, Pooling Agreements, or Formation of “Groups.”  Except as the same may be approved by Management in a specific resolution to that effect, no member of the Tomasello Group shall form, join or in any other way participate in a partnership, pooling agreement, syndicate, voting trust or other “group” other than the Tomasello Group with respect to Company Voting Securities, or enter into any agreement or arrangement or otherwise act in concert with any other person, for the purpose of acquiring, holding, voting or disposing of Company Voting Securities.

3.3          Non-Circumvention.  Except as the same may be approved by Management, no member of the Tomasello Group shall take any action, alone or in concert with any other person, to seek control of the Company or otherwise seek to circumvent the limitations of the provisions of Section 3 of this Agreement.  Without limiting the generality of the foregoing, without such approval no member of the Tomasello Group shall (i) present to the Company or to any third party any proposal that can reasonably be expected to result in a change of control of the Company, (ii) publicly suggest or announce its willingness or desire to engage in a transaction or group of transactions that would result in a change of control of the Company, or (iii) initiate, request, induce or attempt to induce or give encouragement to any other person to initiate any proposal that can reasonably be expected to result in a change of control of the Company

Section 4.  Voting of Company Securities and Other Related Matters.

(a) Each member of the Tomasello Group that is a holder of record of Company Voting Securities shall be present, and each member of the Tomasello Group that is a beneficial owner of Company Voting Securities shall cause the holder of record to be present, in person or by proxy, at all meetings of stockholders of the Company so that all Company Voting Securities owned of record or beneficially by the Tomasello Group may be counted for the purpose of determining the presence of a quorum at such meetings.

(b) Except as expressly set forth above, each member of the Tomasello Group shall vote all Company Voting Securities owned of record by such member of the Tomasello Group and shall cause all Company Voting Securities owned beneficially by such member of the Tomasello Group to be voted with respect to the election or removal of directors of Company, or any other matter that may be presented to the stockholders of the Company that would relate to, or could reasonably affect, a possible change of control of the Company in accordance with the recommendations of Management.

Section 5.  Term of Agreement; Certain Provisions Regarding Termination.

This Agreement shall terminate if the Tomasello Group beneficially owns no Company Voting Securities or if David Tomasello or another nominee of the Tomasello Group is no longer serving on the Board of Directors of the Company. Upon such Termination the Tomasello Group shall have no further obligations under paragraph 3.3 and Section 4 hereunder. The obligations under paragraphs 3.1 and 3.2 hereunder shall, however, survive such Termination for a period of six (6) months from the effective date therof.

Section 6.  Remedies.

(a) Tomasello Group and the Company acknowledge and agree that (i) the provisions of this Agreement are reasonable and necessary to protect the proper and legitimate interests of the parties hereto, and (ii) the parties would be irreparably damaged in the event any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached.  It is accordingly agreed that each party shall be entitled to preliminary and permanent injunctive relief to prevent breaches of the provisions of this Agreement by the other party (or its affiliates) without the necessity of proving actual damages or of posting any bond, and to enforce specifically the terms and provisions hereof and thereof in any court of the United States or any state thereof having jurisdiction, which rights shall be cumulative and in addition to any other remedy to which the parties may be entitled hereunder or at law or equity.

Section 7.  General Provisions.

7.1          Consent to Jurisdiction; Service of Process.  This agreement shall be governed by and interpreted and enforced in accordance with the laws of the State of Delaware without giving effect to any conflicts of law provisions.  Each of the parties hereto irrevocably and unconditionally (a) agrees that any suit, action or other legal proceeding (collectively, “suit”) arising out of this agreement shall be brought and adjudicated in the United States District Court for the District of Delaware, or, if such courts will not accept jurisdiction, in any court of competent civil jurisdiction sitting in either the State of Delaware, (b) submits to the jurisdiction of any such court for the purposes of any such suit and (c) waives and agrees not to assert by way of motion, as a defense or otherwise in any such suit, any claim that it is not subject to the jurisdiction of the above courts, that such suit is brought in an inconvenient forum or that the venue of such suit is improper.  Each of the parties also irrevocably and unconditionally consents to the service of any process, pleadings, notices or other papers in a manner permitted by the notice provisions of Section 7.3.

7.2          Additional Tomasello Group Parties; Joint and Several Obligations.

All of the obligations of the Tomasello Group and its members hereunder shall be joint and several.  Each member of the Tomasello Group that shall become or have the right to become the beneficial owner of Company Voting Securities shall, promptly upon becoming such owner or holder, execute and deliver to the Company a joinder agreement, agreeing to be legally bound by this Agreement to the same extent as if it had signed this Agreement as an original signatory as a member of the Tomasello Group; provided that failure to execute such an agreement shall not excuse such member’s non-compliance with any provision of this Agreement.  No member of the Tomasello Group shall transfer securities to another member of the Tomasello Group unless the transferee shall agree to be bound by this Agreement in the manner specified above in this Section 7.2.

7.3          Notices.  All notices, consents, requests, instructions, approvals and other communications provided for herein and all legal process in regard hereto shall be in writing and shall be decreed to be validly given, made or served when delivered personally or deposited in the U.S. mail, postage prepaid, for delivery by express, registered or certified mail, or delivered to a recognized overnight courier service, addressed as follows:

If to the Company:
WorldGate Communications, Inc.
3190 Tremont Avenue
Trevose, PA 19053
Attn: Chief Executive Officer

With a copy to:
Chief Legal Officer

If to Tomasello Group or any member of the Tomasello Group:
David Tomasello
________________________
________________________
________________________

With a copy to:
Leonard H. Bloom
Akerman Senterfitt
One Southeast 1st Avenue
Miami, Florida 33131

or to such other address as may be specified in a notice given pursuant to this Section 7.3.

7.4          Severability.  If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions shall remain in full force and effect and shall in no way be affected, impaired or invalidated.  The parties hereto agree that they will use their best efforts at all times to support and defend this Agreement.

7.5          Amendments.  This Agreement may be amended only by an agreement in writing signed by each of the parties hereto.

7.6          Descriptive Headings.  Descriptive headings are for convenience only and shall not control or affect the meaning or construction of any provision of this Agreement.

7.7          Counterparts; Facsimile Signatures.  This Agreement shall become binding when one or more counterparts hereof, individually or taken together, bears the signatures of each of the parties hereto.  This Agreement may be executed in any number of counterparts, each of which shall be an original as against the party whose signature appears thereon, or on whose behalf such counterpart is executed, but all of which taken together shall be one and the same agreement.  A facsimile copy of a signature of a party to this Agreement or any such counterpart shall be fully effective as if an original signature.

7.8          Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of and be enforceable by the successors and assigns of the parties hereto.

IN WITNESS WHEREOF, the parties hereto intending to be legally bound have duly executed this Agreement, all as of the day and year first above written.

Company:
/s/ Joel Boyarski
	By:	/s/
Name:
Title:
DAVID TOMASELLO:

/s/ David Tomasello
	By:	/s/
Name:
Title:

ANTONIO TOMASELLO:

/s/ Antonio Tomasello
	By:	/s/
Name:
Title: